Exhibit 10.2

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, PURSUANT TO REGULATION S OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

MKDWELL (JIAXING) ELECTRONIC TECHNOLOGY CO., LTD.

CONVERTIBLE PROMISSORY NOTE

RMB 35,000,000 Principal Amount	Issue Date: July [__], 2024

For value received, MKDWELL (Jiaxing) Electronic Technology Co., Ltd., a Chinese company (the “Company”), promises to pay to ____________________ (the “Holder”), the principal amount of Thirty-Five Million RMB (RMB 35,000,000) (the “Principal Amount”) and Ten Percent (10.0%) annual non-compound interest. This Note is issued pursuant to a loan of the Principal Amount disbursed to the Company on or prior to the Issue Date. This Note is subject to the following terms and conditions. Terms not defined herein shall have the meanings ascribed to them in that certain Securities Purchaser Agreement, dated July 24, 2024 (the “Securities Purchase Agreement”), by and among the Company, Holder and MKDWELL TECH INC., a British Virgin Islands company (the “Issuer”).

1. Maturity. Unless converted or repaid pursuant to Section 2 or Section 3, the entire unpaid principal sum and accrued interest of this Note will be payable no later than 5:00 P.M. (New York Time) on July [__], 2026 (the “Maturity Date”), being two years from the issue date. Upon written consent of the Holder, the Company may release its obligation to repay the unpaid principal amount and accrued interest of this Note by issuance and delivery of ordinary shares of the Issuer at the Conversion Price at the Maturity.

2. Conversion.

(a) Conversion. At the agreement of the Company, Issuer and Holder, upon delivery of a written conversion notice (in the form attached hereto) by the Holder to the Company and Issuer, commencing ninety (90) days after the Issuance Date and ending on the Maturity Date, the whole or any part of the outstanding principal amount and accrued interest under this Note (the “Conversion Amount”) may be converted into ordinary shares of the Issuer, or such other securities or property for which this Note may become convertible as a result of any adjustment described in Section 2(b) at a price per share (the “Conversion Price”) of the lower of (i) USD$5.00 or (ii) the fifteen (15) trading day volume-weighted average price (“VWAP”) of the ordinary shares of the Issuer, as reported by Bloomberg, L.P., prior to the conversion notice date (the “Conversion Notice Date”), provided that in no event will the Conversion Price be lower than USD$2.00, and provided always that the Holder has received the applicable permit from the PRC authority with respect to the foreign currency exchange regulations, including the Letter 37. All conversions of currency shall be determined at the exchange rate published by the Bank of China on the previous business day or such other bank as the Holder and the Issuer may agree.

(b) Adjustment.

(i) In the event of changes in the outstanding ordinary shares of the Issuer by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of Securities, separations, reorganizations, liquidations, merger, consolidation, acquisition of the Issuer, or the like, the number, class and type of Securities available upon conversion of this Note and the Conversion Price shall be correspondingly adjusted to give the Holder of the Note, on conversion for the same aggregate Conversion Amount, the total number, class, and type of Securities or other property as the Holder would have owned had the Note been converted prior to the event and had the Holder continued to hold such Securities until the event requiring adjustment. The form of this Note need not be changed because of any such adjustment.

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(ii) Upon the occurrence of adjustment pursuant to this Section 2(b), the Company or Issuer at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price and adjusted number or type of Conversion Shares or other securities issuable upon conversion of this Note (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company or Issuer will promptly deliver a copy of such certificate to the Holder.

(c) Mechanics and Effect of Conversion. No fractional Conversion Shares will be issued upon conversion of this Note and any fractional shares issuable shall be rounded down to the nearest whole number of shares. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note at the principal offices of the Company. At its expense, the Company or Issuer will, as soon as practicable thereafter, cause to be issued and delivered to such Holder a Book-Share Entry Statement for the number of Conversion Shares to which such Holder is entitled upon such conversion or confirmation of book-entry registration of such Conversion Shares, together with a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to any principal amount.

(d) Limitation on Conversion. The Holder shall not have the right to convert any portion of this Note to the extent that after giving effect to such conversion, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of ordinary shares of the Issuer outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. The determination of which portion of the Principal amount of this Note is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a Principal amount of this Note that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum Principal amount permitted to be converted on such Conversion Date in accordance with Section 2 and, any Principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Note. The provisions of this Section 2(d) may be waived by a Holder upon not less than 65 days prior written notice to the Issuer.

3. Payment Terms and Prepayment. All payments shall be made in lawful money of the PRC at such place as the Holder hereof may from time to time designate in writing to the Company. Prepayment of the Note is allowed without any penalty.

4. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new convertible promissory note for the same principal amount will be issued to, and registered in the name of, the transferee.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed e-mail, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or e-mail as set forth below or as subsequently modified by written notice. The addresses and e-mail addresses for such communications shall be:

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If to the Company, to:	The address/email set forth in the Securities Purchase Agreement

If to the Issuer, to:	The address/email set forth in the Securities Purchase Agreement

with a copy (which shall not constitute notice) to:	Sichenzia Ross Ference Carmel LLP 1185 Avenue of the Americas, 31st Floor New York, NY 10036

	Attention:	Huan Lou
	Email:	hlou@srfc.law

If to the Holder, to:		The address/email set forth on the Investor or Holder signature page of the Securities Purchase Agreement (as amended from time to time by the Holder)

7. Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and transferee of this Note.

8. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

9. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

[THIS SPACE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

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This Note is executed and delivered as of the Issue Date.

COMPANY:

For and on behalf of
MKDWELL (JIAXING) ELECTRONIC TECHNOLOGY CO., LTD.

By:

Name:	Ming-Chao Huang

Title:	Director

HOLDER:

Name:

Principal Amount: RMB 35,000,000

[Signature Page to Convertible Note]

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NOTICE OF CONVERSION OF NOTE

TO: MKDWELL (Jiaxing) Electronic Technology Co., Ltd. and MKDWELL TECH INC.

1. The undersigned hereby elects to convert __________ of the principal and interest of the attached Note at an exchange rate of __________ and a Conversion Price of $__________ per ordinary share and receive __________ ordinary shares of MKDWELL TECH INC., a British Virgin Islands company, pursuant to the terms of the attached Note.

2. Conversion. The undersigned elects to convert the attached Note with interest by means of the conversion provision of Section 1 of the Note and tenders herewith payment in full for all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said ordinary shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned represents that the aforesaid ordinary shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

Name of Holder

Signature of Authorized Signatory

Print Name and Title

Date

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